UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2016

ATRM Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-36318	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota	55115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 704-1800

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 17, 2016, ATRM Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s shareholders at the Annual Meeting: (i) the election of five directors to serve until the Company’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 400,000 shares; and (iv) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The number of shares of the Company’s common stock outstanding and eligible to vote as of October 5, 2016, the record date for the Annual Meeting, was 2,366,219.

Each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote of the Company’s shareholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1

Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes
Jeffrey E. Eberwein	1,569,697	5,982	672,821
Morgan P. Hanlon	1,567,977	7,702	672,821
Alfred John Knapp, Jr.	1,567,977	7,702	672,821
Daniel M. Koch	1,569,697	5,982	672,821
Galen Vetter	1,567,977	7,702	672,821

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Boulay PLLP	2,242,231	6,061	208	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Amendment to the Company’s 2014 Incentive Plan	1,552,846	22,355	478	672,821

Proposal 4	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	1,557,532	17,490	675	672,821

A copy of the Company’s 2014 Incentive Plan reflecting the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2014 Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRM HOLDINGS, INC.

Dated: November 23, 2016	By:	/s/ Stephen A. Clark
	Name:	Stephen A. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2014 Incentive Plan, as amended.